                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2000
                                                          ---------------

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                              1-9524                        33-0204126
----------------------------           ------------------------         ------------------
(STATE OR OTHER JURISDICTION           (COMMISSION FILE NUMBER)            (IRS EMPLOYER
     OF INCORPORATION)                                                  IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On August 31, 2000, Burnham Pacific Properties, Inc. (the "Company") amended its Bylaws to extend the date by which stockholders may nominate directors and make stockholder proposals at the Company's 2000 annual meeting of stockholders. A copy of that amendment to the Bylaws is being filed herewith as
Exhibit 3(ii).7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT NO.                         DESCRIPTION

3(ii).1 Bylaws of the Company, as amended and restated on November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K, filed December 16,
                  1997).

3(ii).2 Text of February 9, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current Report on Form 8-K filed on February 10, 2000).

3(ii).3 Text of April 5, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).3 of the Company's Current Report on Form 8-K filed on April 10, 2000).

3(ii).4 Text of May 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).4 of the Company's Current Report on Form 8-K filed on June 1, 2000).

3(ii).5 Text of August 14, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).5 of the Company's Current Report on Form 8-K filed on August 17, 2000).

3(ii).6 Text of August 27, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).6 of the Company's Current Report on Form 8-K filed on August 28, 2000).

3(ii).7           Text of August 31, 2000 Amendment to Bylaws.


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

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                      BURNHAM PACIFIC PROPERTIES, INC.

Dated:  September 1, 2000             By: /s/ Daniel B. Platt
                                          ----------------------------
                                      Name:   Daniel B. Platt
                                      Title:  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

3(ii).1 Bylaws of the Company, as amended and restated on November 19, 1997 (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K, filed December 16,
                     1997).

3(ii).2 Text of February 9, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).2 of the Company's Current Report on Form 8-K filed on February 10, 2000).

3(ii).3 Text of April 5, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).3 of the Company's Current Report on Form 8-K filed on April 10, 2000).

3(ii).4 Text of May 31, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).4 of the Company's Current Report on Form 8-K filed on June 1, 2000).

3(ii).5 Text of August 14, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).5 of the Company's Current Report on Form 8-K filed on August 17, 2000).

3(ii).6 Text of August 27, 2000 Amendment to Bylaws (incorporated by reference to Exhibit 3(ii).6 of the Company's Current Report on Form 8-K filed on August 28, 2000).

3(ii).7              Text of August 31, 2000 Amendment to Bylaws.


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